Emerging Markets Social Core Equity Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFESX)

Summary Prospectus

February 28, 2016

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at http://us.dimensional.com/other/prospectuses. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2016, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Emerging Markets Social Core Equity Portfolio is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the Emerging Markets Social Core Equity Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each

year as a percentage of the value of your investment)

Management Fee	0.55%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.65%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Emerging Markets Social Core Equity Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$208	$362	$810

PORTFOLIO TURNOVER

The Emerging Markets Social Core Equity Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Emerging Markets Social Core Equity Portfolio’s performance. During the most recent fiscal year, the Emerging Markets Social Core Equity Portfolio’s portfolio turnover rate was 11% of the average value of its investment portfolio.

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Principal Investment Strategies

The Emerging Markets Social Core Equity Portfolio purchases a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by Dimensional Fund Advisors LP’s (the “Advisor”) Investment Committee (“Approved Markets”), with an increased exposure to small capitalization and value companies while excluding securities of certain emerging markets companies based upon the Portfolio’s social issue screens. In assessing value, the Advisor may consider factors such as the issuer’s securities having a high book value in relation to their market value, as well as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing value are subject to change from time to time. The Advisor may also adjust the representation in the Emerging Markets Social Core Equity Portfolio of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity management, profitability, and other factors that the Advisor determines to be appropriate, given market conditions. In assessing profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

As a non-fundamental policy, under normal circumstances, the Emerging Markets Social Core Equity Portfolio will invest at least 80% of its net assets in emerging markets equity securities that are defined in the prospectus as Approved Markets securities.

The Emerging Markets Social Core Equity Portfolio may gain exposure to companies in Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Emerging Markets Social Core Equity Portfolio may use derivatives, such as futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to use derivatives for purposes of speculation or leveraging investment returns. The above-referenced investments are not subject to, though they may incorporate, the Portfolio’s social criteria.

The Emerging Markets Social Core Equity Portfolio may lend its portfolio securities to generate additional income.

The Emerging Markets Social Core Equity Portfolio seeks to purchase securities that are consistent with the Portfolio’s social issue screens, which are monitored by an independent third party. The Portfolio seeks to exclude from its investment portfolio those companies that are identified by the Portfolio’s social issue screens, as further discussed below. The Portfolio’s social issue screens are designed to identify companies that: (1) earn at least 20% of their total annual revenue through the production and/or sale of conventional or nuclear weapons, their weapon systems, or critical components of these products, or the provision of weapon systems support and service; (2) are engaged in certain for profit business activities

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in or with the Republic of the Sudan; (3) earn at least 15% of their total annual revenue through the production and/or sale of tobacco or alcohol products, or key products or raw materials necessary for their production; (4) earn at least 20% of their total annual revenue from certain gambling activities, the production of goods used exclusively for gambling, or the provision of certain services in casinos that are fundamental to gambling operations; (5) directly participate in abortions, or develop or manufacture abortive agents or contraceptives; (6) earn at least 15% of their total annual revenue from the rental, sale, distribution or production of pornographic materials, or the ownership or operation of adult entertainment establishments; (7) are involved in the production or manufacture of landmines, cluster munitions, or the essential components of these products; and/or (8) are involved in stem cell research.

The Portfolio may modify this list of social issue screens, at any time, without prior shareholder approval or notice.

Principal Risks

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and the Emerging Markets Social Core Equity Portfolio that owns them, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money.

Value Investment Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Emerging Markets Risk: Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Emerging Markets Social Core Equity Portfolio does not hedge foreign currency risk.

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Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Social Investment Risk: The Emerging Markets Social Core Equity Portfolio’s social issue screens may limit the number of investment opportunities available to the Portfolio, and as a result, at times the Portfolio may produce different returns than funds that are not subject to such special investment conditions. For example, the Portfolio may decline to purchase certain securities when it is otherwise advantageous to do so, or the Portfolio may sell certain securities for social reasons when it is otherwise disadvantageous to do so.

Derivatives Risk: Derivatives are instruments, such as swaps, futures and foreign exchange forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. When the Emerging Markets Social Core Equity Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of that derivative. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Emerging Markets Social Core Equity Portfolio may lose money and there may be a delay in recovering the loaned securities. The Emerging Markets Social Core Equity Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Cyber Security Risk: The Emerging Markets Social Core Equity Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Emerging Markets Social Core Equity Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how

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annualized one year, five year and since inception returns, both before and after taxes, compare with those of a broad measure of market performance. The Emerging Markets Social Core Equity Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the Emerging Markets Social Core Equity Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Social Core Equity Portfolio—Total Returns

January 2007-December 2015
Highest Quarter	Lowest Quarter
40.60% (4/09–6/09)	-27.29% (10/08–12/08)

Annualized Returns (%)

Periods ending December 31, 2015

	1 YEAR	5 YEARS	SINCE 8/31/06 INCEPTION
Emerging Markets Social Core Equity Portfolio
Return Before Taxes	-15.50%	-5.20%	3.46%
Return After Taxes on Distributions	-15.93%	-5.70%	2.81%
Return After Taxes on Distributions and Sale of Portfolio Shares	-8.43%	-3.75%	2.98%
MSCI Emerging Markets Index (net dividends) (reflects no deduction for fees, expenses, or taxes on sales)	-14.92%	-4.81%	2.59%

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Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Emerging Markets Social Core Equity Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Emerging Markets Social Core Equity Portfolio. The following individuals are responsible for coordinating the day to day management of the Emerging Markets Social Core Equity Portfolio:

•	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2005.

•	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2004.

•	Bhanu P. Singh, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2012.

•	Allen Pu, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2006.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Emerging Markets Social Core Equity Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Emerging Markets Social Core Equity Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Emerging Markets Social Core Equity Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Emerging Markets Social Core Equity Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions generally will be taxed as ordinary income when withdrawn from the plan or account.

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